Finance income and expenses - Finance expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Finance income and expenses
Interest expenses	$ 168,898	$ 150,371	$ 147,383
Adjustments to financial liabilities in respect of estimated cashflows (see Note 12(b))	3,885	21,971
Net foreign currency exchange rate differences		13,718	8,351
Impairment losses on trade and other receivables	2,812	3,303	1,013
Total finance expenses	$ 175,595	$ 189,363	$ 156,747